Net Loss Per Common Share	6 Months Ended
Jun. 30, 2011
Net Loss Per Common Share
Net Loss Per Common Share

Note 9. Net Loss Per Common Share

Basic and diluted loss per share are based on net loss applicable to common shares, which is comprised of net loss and preferred stock dividends in all periods presented. Shares used to calculate basic loss per share are based on the weighted average number of common shares outstanding during the period. Shares used to calculate diluted loss per share are based on the potential dilution that would occur upon the exercise or conversion of securities into common stock using the treasury stock method. The calculation of diluted loss per share excludes the effect of stock options and warrants to purchase additional shares of common stock because the share increments would not be dilutive. The following table presents the weighted-average number of shares that were excluded from the number of shares used to calculate diluted net loss per share (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Common stock options	5,025	5,887	5,142	5,865
Restricted stock units	3,736	2,737	3,256	2,287
Common stock warrants	1,390	5,085	2,942	5,085

In addition, 14,966 shares of common stock that would be issuable upon conversion of the Company's Series 1 preferred stock are not included in the calculation of diluted loss per share for the three and six-month periods ended June 30, 2011 and 2010, respectively, because the effect of including such shares would not be dilutive.